UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

CB Richard Ellis Realty Trust’s (the “Company”) declaration of trust requires that if its shares are not listed on a national securities exchange, the NASDAQ Global Select Market or the NASDAQ Global Market on or before December 31, 2011, its board of trustees must consider (but is not required to commence) an orderly liquidation of the Company’s assets. In 2010, the Company’s board of trustees established a special committee of the board of trustees (the “Special Committee”), consisting of all of the board’s independent trustees, and the Special Committee engaged Robert A. Stanger & Co., Inc. as its financial advisor, to assist with its exploration and review of the Company’s strategic alternatives and liquidity events in accordance with its investment objectives. During 2011, with the assistance of its financial advisor and in consultation with CBRE Advisors LLC, the Company’s investment advisor, and the Company’s board of trustees, the Special Committee discussed and considered various strategic alternatives, including potentially continuing as a going concern under the Company’s current business plan, a potential liquidation of the Company’s assets either through a sale or merger of the Company (including through either a bulk sale of its portfolio or through a sale of its individual properties) as well as a potential listing of the Company’s shares on a national securities exchange.

After consideration of the recent general economic and capital market conditions, market conditions for listed real estate investment trusts, credit market conditions, the Company’s operational performance, the status of its portfolio, the Company’s current follow-on public offering, and the Company’s current and anticipated deployment of available capital to investments, the Special Committee and the Company’s board of trustees believe it is in the best interest of the Company’s shareholders for its shares to remain unlisted at this time and to continue operations rather than commencing a liquidation of the Company’s assets. The Company anticipates continuing to raise capital through its current follow-on public offering until its scheduled closing on January 30, 2012. The Company believes that remaining unlisted at this time and continuing its operations will provide it with the ability to purchase additional properties in order to continue to expand and diversify its portfolio and thus better position the Company for a favorable liquidity event.

The Company believes that the ability to provide its shareholders with potential liquidity in the near term is outweighed by the longer term benefits of completing its current follow-on public offering, allowing for the full deployment of its available capital, increasing its size and portfolio diversification, maturing its portfolio and continuing to monitor market conditions for an opportune time to commence a liquidity event. The Company cannot predict with any certainty the various market conditions affecting real estate investments that will exist at any particular time in the future and there can be no assurance that its continuing operation will result in any particular outcome or that the Company will be able to successfully execute strategies relating to capital deployment, additional property acquisitions, or other investment or operational strategies in part or at all. Although the Company’s board of trustees and the Special Committee will continue to monitor market conditions and explore strategic alternatives and liquidity options, the Company cannot provide any assurance or suggested timing as to when it will proceed with any particular transaction.

First Quarter Distribution

The Company’s board of trustees has approved a quarterly distribution to shareholders of $0.15 per common share for the first quarter of 2012. The distribution will be calculated on a daily basis and paid on April 13, 2012 to shareholders of record during the period from January 1, 2012 through and including March 31, 2012.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K include forward-looking statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to the Company’s common shares, along with the following factors that could cause actual results to vary from its forward-looking statements:

¡	national, regional and local economic climates;

¡	the continued volatility and disruption of capital and credit markets;

¡	changes in supply and demand for office, industrial, retail and multi-family residential properties;

¡	adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs;

¡	availability and credit worthiness of prospective tenants;

¡	the Company’s ability to maintain rental rates and maximize occupancy;

¡	the Company’s ability to identify acquisitions;

¡	the Company’s pace of acquisitions and/or dispositions of properties;

¡	the Company’s corporate debt ratings and changes in the general interest rate environment;

¡	availability of capital (debt and equity);

¡	the Company’s ability to refinance existing indebtedness or incur additional indebtedness;

¡	unanticipated increases in financing and other costs, including a rise in interest rates;

¡	the actual outcome of the resolution of any conflict;

¡	the Company’s ability to successfully operate acquired properties;

¡	availability of and ability to retain qualified personnel;

¡	CBRE Advisors LLC remaining as the Company’s investment advisor;

¡	future terrorist attacks in the United States or abroad;

¡

the Company’s ability to satisfy complex rules in order for it to qualify as a REIT for U.S. federal income tax purposes and its operating partnership’s ability to satisfy the rules in order for it to qualify as a partnership for U.S. federal income tax purposes;

¡	foreign currency fluctuations;

¡	accounting principles and policies and guidelines applicable to real estate investment trusts;

¡	legislative or regulatory changes adversely affecting real estate investment trusts and the real estate business; and

¡	environmental, regulatory and/or safety requirements.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise. The Company refers you to the documents filed by it from time to time with the Securities and Exchange Commission, which discuss these and other factors that could adversely affect the Company’s results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

December 15, 2011	By:	/S/ JACK A CUNEO
	Name:	Jack A. Cuneo
	Title:	Chief Executive Officer